UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2019

FEDERAL AGRICULTURAL MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Federally chartered instrumentality of the United States	001-14951	52-1578738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 K Street, N.W., 4th Floor, Washington D.C.		20006
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (202) 872-7700
No change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Exchange on which registered
Class A voting common stock	AGM.A	New York Stock Exchange
Class C non-voting common stock	AGM	New York Stock Exchange
5.875% Non-Cumulative Preferred Stock, Series A	AGM.PRA	New York Stock Exchange
6.875% Non-Cumulative Preferred Stock, Series B	AGM.PRB	New York Stock Exchange
6.000% Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series C	AGM.PRC	New York Stock Exchange

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 9, 2019, the Board of Directors (the “Board”) of the Federal Agricultural Mortgage Corporation (“Farmer Mac”) adopted amendments to Farmer Mac’s by-laws, as amended and restated (the “By-Laws”). The By-Laws amend Farmer Mac's prior by-laws, dated July 30, 2018. Specifically, Article V, Section 10 of the By-Laws (Board of Directors; Standing Committees) was amended to reflect the creation of the Credit Risk Committee as a new standing committee of the Board and the restructuring of the Board’s Financial Risk Committee. Prior to this amendment, the Financial Risk Committee had responsibility for: (i) determining the financial policies of Farmer Mac and overseeing its financial affairs (other than those that are assigned to the Audit and Compensation Committees); and (ii) oversight of all policy matters relating to changes, additions, or deletions to the credit, collateral valuation, underwriting, and loan diversification standards used in Farmer Mac’s lines of business and for making recommendations to the Board on credit matters. Following the creation of the Credit Risk Committee, the responsibility for the matters set forth in section (ii) of the previous sentence was transferred to the jurisdiction of the Credit Risk Committee.

The foregoing summary of the amendments to the By-Laws does not purport to be complete and is qualified in its entirety by reference to the complete text of the By-Laws as amended by the Board through May 9, 2019, which is filed as Exhibit 3.1 to this report and incorporated by reference into this report in its entirety.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

3.1    By-Laws of the Federal Agricultural Mortgage Corporation, as amended and restated by the Board of Directors through May 9, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

By: /s/ Stephen P. Mullery
Name: Stephen P. Mullery
Title: Executive Vice President – General Counsel

Dated: May 9, 2019